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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No. ________)

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| |  Definitive proxy statement                   permitted by Rule 14a-6(e)(2))

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| |  Soliciting material under Rule 14a-12

                            SIMPSON INDUSTRIES, INC.

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                (Name of Registrant as Specified in Its Charter)

                MMI INVESTMENTS II-A, L.P.; MCM MANAGEMENT, LLC;
               MILLBROOK CAPITAL MANAGEMENT, INC.; JOHN S. DYSON;
       CLAY B. LIFFLANDER; ALAN L. RIVERA; ROBERT B. KAY AND JEROME LANDE

                -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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                                     [LOGO]

                       IMPORTANT: YOUR LAST CHANCE TO ACT


                 IT IS TIME FOR CHANGE AT SIMPSON...HERE'S WHy:

-      Simpson's operating performance and shareholder returns are terrible.

-      Simpson's prospects and strategic plan offer no hope for improvement.

- Chairman Parrott and his Board are entrenched and unable to defend their track record.

- Most importantly, Chairman Parrott has failed to give MMI, or any other shareholders, any accountable and demonstrable proof that he and his board are capable of changing these trends!

                    SHAREHOLDERS ARE JUSTIFIABLY FRUSTRATED!


- MMI'S PROACTIVE AGENDA IS THE RIGHT ANSWER AND MMI'S DIRECTORS ARE MORE QUALIFIED THAN THE INCUMBENTS WE OPPOSE.

- ISS CONDUCTED EXTENSIVE RESEARCH, HELD HEARINGS WITH BOTH SIDES AND RECOMMENDED IN FAVOR OF MMI'S COMPLETE PLATFORM: DIRECTORS AND SHAREHOLDER VALUE PROPOSAL!

                                WHAT MAY HAPPEN:

- MMI believes that management prefers to work secretly to pursue a sweetheart, management-led buy-out, ignoring strategic acquirers who are likely to pay a higher premium!

- Simpson management may employ corporate governance tricks. For example, the board could attempt to isolate MMI's board members from the governance of Simpson.

- MMI WILL SEEK A COMPETITIVE REVIEW OF ALL ALTERNATIVES TO INCREASE SHAREHOLDER VALUE - DIRECTORS ARE ENTITLED TO FULL DISCLOSURE OF THE COMPANY'S ACTIVITIES, DESPITE CHAIRMAN PARROTT'S INTENTIONS.

                 IF YOU ARE UNDECIDED STILL, PLEASE SUPPORT MMI'S EFFORTS TO PROVIDE OVERSIGHT AND ACCOUNTABILITY AT SIMPSON. We need every vote to convince the other directors not to support Chairman Parrott's entrenched attempts to preserve management's interests and perks at the expense of shareholders.

                 THE 2000 ANNUAL MEETING IS IN 24 HOURS - THIS WILL BE OUR LAST CHANCE FOR A YEAR TO IMPACT THE GOVERNANCE OF YOUR COMPANY. Shareholder returns will not improve unless we do something about it.

                 We would welcome the opportunity to talk to any shareholder to elaborate on our platform or address any questions. Please contact us at (212) 586-4333. Thank you for your support.



    /s/  John S. Dyson   /s/ Clay B. Lifflander    /s/ Alan L. Rivera
    ------------------   ----------------------    ------------------
         John S. Dyson       Clay B. Lifflander        Alan L. Rivera


THERE ARE STILL TWO WAYS FOR YOU TO VOTE YOUR SHARES FOR THE MMI NOMINEES AND SHAREHOLDER VALUE PROPOSAL:

1. FOLLOW THE PERSONALIZED PROXYGRAM INSTRUCTIONS YOU MAY HAVE RECEIVED THIS PAST THURSDAY IN ORDER TO VOTE BY PHONE.

2. FILL OUT A BLUE PROXY CARD VOTING FOR THE MMI NOMINEES AND THE SHAREHOLDER VALUE PROPOSAL AND FAX IT TO D.F. KING & CO. INC., AT (212) 809-8839 AND YOUR CUSTODIAN BANK OR BROKER.

IF YOU HAVE ANY QUESTIONS OR NEED A BLUE PROXY CARD OR FURTHER INSTRUCTIONS, PLEASE CONTACT JEROME LANDE OF MMI AT (212) 586-4333 OR TOM LONG OF D.F. KING AT
(212) 493-6920.